Exhibit 10.137

IBM and Brocade
Statement of Work

Base Agreement # ROC-P-68
SOW # 7 (Contract Number 4907015087.0)

SOW #7
Amendment # 9

This Amendment # 9 is subject to the terms and conditions and forms a part of Statement of Work 7, as amended, and its related Agreement # ROC-P-68 (collectively, “Agreement”) between International Business Machines Corporation (“Buyer” or “IBM”) and Brocade Communications Systems, Inc. and Brocade Communications Switzerland, SarL (individually and collectively, “Supplier” or “Brocade”). For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

PURPOSE:

The purpose of this Amendment # 9 is to add IBM Network Advisor 12.1.0.x as a Licensed Work under this SOW #7.

NOW, THEREFORE, THE FOLLOWING CHANGES ARE MADE TO SOW #7 BY THIS AMENDMENT #9:

1.
Delete Table 4, IBM Network Advisor Pricing, to Attachment A, and replace with the updated Table 4, IBM Network Advisor Pricing, to Attachment A, as set forth in substantially the form attached hereto as Exhibit 2 to this Amendment.

2.	Delete Exhibit 1, Attachment F-3, and replace with updated Exhibit A, Attachment F-3.

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Amendment #9 to SOW #7 (Contract Number 4907015087.0)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized representatives.

ACCEPTED AND AGREED TO:	ACCEPTED AND AGREED TO:
International Business Machines Corporation	Brocade Communications Systems, Inc.
By: /s/ Scott Rud	By: /s/Michael A. Harrison
(Authorized signature)	(Authorized signature)
Name Scott Rud	Name Michael A. Harrison
(Type or print)	(Type or print)

Title GCM	Title VP, IBM OEM Sales

Date 10-15-13	Date 10-14-13

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland SarL.
By: /s/Kevin L. McKenna
(Authorized Signature)
Name Kevin L. McKenna
(Type or print)

Title Director

Date October 16th, 2013

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Amendment #9 to SOW #7 (Contract Number 4907015087.0)

Exhibit 1
Attachment F-3

Branding, Description of Licensed Work, and Milestone Schedules
For Network Advisor

1.0  Buyer Branded Version of  Supplier’s OEM Software Product
The Licensed Work will be comprised of a Buyer-branded version of Supplier’s Brocade Network Advisor software product.  The Buyer branded version will be called “IBM Network Advisor.”  Supplier consents to the use by Buyer the name “IBM Network Advisor”, “Network Advisor”.  The Licensed Work will be provided by Supplier to Buyer in Object Code format.

2.0 Description of Licensed Works

2.1    Description of Licensed Work for IBM Network Advisor

Code Name	Version	Description	Documentation	Format	Delivery Requirements
Network Advisor	11.1.x 12.0.x 12.1.x	IBM Network Advisor	Online	Object Code	CD, License key documentation

2.1.1 Operating System Requirements
Brocade Network Advisor operating system requirements can be found in Brocade documentation located on line via our partner web portal. To access, log in to MyBrocade -> documentation -> management software -> IBM Network Advisor -> Brocade Network Advisor Installation Guide (by version). Specific document part numbers listed below.

IBM Network Advisor v11.1.x:
Brocade Network Advisor
Installation Guide
PN: 53-1002320-01
Date: May 13, 2011

IBM Network Advisor v12.0.x
Brocade Network Advisor
Installation and Migration Guide
PN: 53-1002699-01
Date: December 17, 2012

IBM Network Advisor v12.1.x
Brocade Network Advisor
Installation and Migration Guide
PN: 53-1002950-01
Date: July 26, 2013

2.2  Documentation :  Supplier will provide Buyer with IBM branded customer documentation.
      a) Internal (standard Supplier documentation)
      b) External (on-line documentation)
      c) No other related written materials

2.2.1  Other Materials:
a)    Quality Plan:  Supplier will provide Buyer with quality plan upon Buyer’s request
b)    Test Results:  Supplier will provide Buyer with available test results upon Buyer’s request

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Amendment #9 to SOW #7 (Contract Number 4907015087.0)

c)    Test Cases:    Supplier will provide Buyer with available test cases upon Buyer’s request.
d)    Maintenance and Support Reports (including information required and format)
e)    Promotional Materials:  Buyer and Supplier will mutually determine what promotional materials are needed for the Licensed Works.
f)     Education/Training material:  Buyer and Supplier will mutually determine what Education and Training materials are needed for the Licensed Works.

2.2.2 Code deposited on CD media and shipped to Buyer as directed on Buyer’s purchase order.

3.     Identification of Tools
No tools are provided for the Licensed Works.

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Amendment #9 to SOW #7 (Contract Number 4907015087.0)

4907015087 (SOW-7) - AMENDMENT 9
Product Price List and Description
DATE: October 7, 2013 FINAL

TABLE 4 - IBM NETWORK ADVISOR PRICING

BROCADE	IBM	IBM (End-Customer P/N)			IBM NETWORK ADVISOR
Brocade p/n	IBM Hub Stock P/N	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	Unit Price	Software Maintenance	TOTAL UNIT PRICE
IBM Machine Type / Model: 5639-NA1					IBM System Storage Data Center Fabric Manager v11.x
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IBM Machine Type / Model: 5639-NAT					IBM System Storage Data Center Fabric Manager v12.x
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NA v12 Media Kits
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IMB/Brocade	Page 1
Amendment #9 to SOW #7 (Contract Number 4907015087.0)

4907015087 (SOW-7) - AMENDMENT 9
Product Price List and Description
DATE: October 7, 2013 FINAL

TABLE 4 - IBM NETWORK ADVISOR PRICING

BROCADE	IBM	IBM (End-Customer P/N)			IBM NETWORK ADVISOR
Brocade p/n	IBM Hub Stock P/N	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	Unit Price	Software Maintenance	TOTAL UNIT PRICE
NA v12.1 Media Kits
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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IMB/Brocade	Page 2
Amendment #9 to SOW #7 (Contract Number 4907015087.0)

4907015087 (SOW-7) - AMENDMENT 9
Product Price List and Description
DATE: October 7, 2013 FINAL

TABLE 4 - IBM NETWORK ADVISOR PRICING

BROCADE	IBM	IBM (End-Customer P/N)			IBM NETWORK ADVISOR
Brocade p/n	IBM Hub Stock P/N	US Feature Code	LA/EMEA Feature Code	AP/ Canada Feature Code	Feature Description	Unit Price	Software Maintenance	TOTAL UNIT PRICE
IBM Machine Type / Model: 5639-NA2					IBM NETWORK ADVISOR 1 Yr Renewal
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IBM Machine Type / Model: 5639-NA3					IBM NETWORK ADVISOR 1 Yr After License
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IBM Machine Type / Model: 5639-NA4					IBM NETWORK ADVISOR 3 Yr Registration
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IBM Machine Type / Model: 5639-NA5					IBM NETWORK ADVISOR 3 Yr Renewal
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[**]		[**]	[**]	[**]	[**]	[**]	[**]	[**]
IBM Machine Type / Model: 5639-NA6					IBM NETWORK ADVISOR 3 Yr After License
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Amendment #9 to SOW #7 (Contract Number 4907015087.0)